                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                    Flag Investors Equity Partners Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:


           -------------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:


           -------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *


           -------------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:


           -------------------------------------------------------------------

         5)  Total fee paid:


           -------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:__________________________________________
         2)  Form, Schedule or Registration Statement No.:____________________
         3)  Filing Party:____________________________________________________
         4)  Date Filed:____________________

                      [LETTERHEAD OF FLAG INVESTORS FUNDS]



June 25, 1997






Dear Shareholders:

The enclosed proxy statement relates to a special meeting of the Shareholders of the Flag Investors Equity Partners Fund, Inc. (the "Fund").

On April 6, 1997, Alex. Brown Incorporated, the parent corporation of the Fund's investment advisor, entered into a definitive agreement to merge into Bankers Trust New York Corporation. Due to the pending change in control of Alex. Brown Incorporated, we are asking you to approve new investment advisory agreements for the advisor and sub-advisor. The same advisor and sub-advisor will continue to provide these services to your Fund. The new agreements are substantially the same as the current agreements.

We are also asking shareholders to elect a board of directors. All eight nominees currently serve as directors although two were appointed to fill vacancies and not previously elected by Shareholders. This election will give the Fund flexibility to fill vacancies in the future. Also, with the resignation of one existing interested director, the percentage of independent directors is being increased to 75% of the board members.

These proposals have been unanimously approved by your Fund's board of directors who recommend you vote for the proposals. Your vote is important and your participation in the governance of the Fund does make a difference.


                                                     Sincerely,



                                                     Truman T. Semans
                                                     Chairman

                                PRELIMINARY COPY

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202
                   ------------------------------------------

                    Notice of Special Meeting of Shareholders
                                 August 14, 1997

TO THE SHAREHOLDERS OF FLAG INVESTORS EQUITY PARTNERS FUND, INC.

         You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors Equity Partners Fund, Inc. (the "Fund") on August 14, 1997, at ____ p.m. Eastern Standard Time at the offices of Investment Company Capital Corp., [_______ room], One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the Special
Meeting:

PROPOSAL 1:   To consider and act upon a proposal to elect a Board of Directors of the Fund.

PROPOSAL 2:   To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

PROPOSAL 3:   To approve or disapprove a new  Sub-Advisory Agreement among the
              Fund, Investment Company Capital Corp. and Alex. Brown Investment
              Management.

Only shareholders of the Fund at the close of business on June 25, 1997 are entitled to notice of, and vote at, this meeting or any adjournment thereof.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                             Scott J.  Liotta
                                             Vice President and Secretary

Dated:  July ___, 1997

                                PRELIMINARY COPY

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                                One South Street
                            Baltimore, Maryland 21202

                              --------------------

                                 PROXY STATEMENT
                              --------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                 AUGUST 14, 1997


         This Proxy Statement is furnished by the Board of Directors of Flag Investors Equity Partners Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, August 14, 1997, at _____ [_.m.] Eastern Standard Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., [in the ____________ room], One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about July ___, 1997.

         The primary purpose of the Special Meeting is to permit the Fund's shareholders to consider a new Investment Advisory Agreement and a new Sub-Advisory Agreement to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of April 6, 1997 (the "Merger"), between Bankers Trust New York Corporation and Alex. Brown Incorporated. This action is necessary to avoid the possibility that the Merger could result in assignment and, therefore, termination of the Fund's current Investment Advisory Agreement and Sub-Advisory Agreement. It is contemplated that, after the Merger, Investment Company Capital Corp. ("ICC" or the "Advisor") will remain the investment advisor to the Fund and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") will remain the sub-advisor to the Fund. The Fund's new Investment Advisory Agreement and Sub-Advisory Agreement are identical to the Fund's current Investment Advisory Agreement and Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of the Advisor and Sub-Advisor to make their respective personnel available to serve as officers of the Fund is subject to applicable banking regulations. Shareholders will also be asked to elect a slate of Directors.

         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before _____ Eastern

Standard Time on August 14, 1997. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed slate of Directors of the Fund ("Proposal 1"), FOR the new Investment Advisory Agreement ("Proposal 2") and FOR the new Sub-Advisory Agreement ("Proposal 3"). All shareholders of the Fund are entitled to vote on each Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

         The close of business on June 25, 1997, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On the Record Date, the Fund had _________ shares outstanding, consisting of ____________ Flag Investors Equity Partners Fund Class A Shares, __________ Flag Investors Equity Partners Fund Class B Shares and _____________ Flag Investors Equity Partners Fund Institutional Shares. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Special Meeting will be borne by the Fund, except that the incremental costs associated with Proposals 2 and 3 will be borne by ICC and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of ICC and ABIM (collectively, the "Advisors").

         The Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended May 31, 1996, and a copy of the Semi-Annual Report for the period ended November 30, 1996, and, when available, a copy of the Annual Report for its fiscal year ended May 31, 1997, upon request. The Annual and Semi-Annual Reports of the Fund may be obtained by written request to the Fund, One South Street, Baltimore Maryland 21202 or by calling (800) 767-FLAG.

         The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL 1:   To consider and act upon a proposal to elect a Board of Directors of the Fund.

         At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Truman T. Semans, James J. Cunnane, Richard T. Hale, John F. Kroeger,

Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel and Carl W. Vogt (each a "Nominee" and collectively, the "Nominees"). All of the Nominees are currently members of the Board of Directors. Messrs. Semans, Cunnane, Hale, Kroeger, Levy and McDonald were last elected by the sole shareholder of the Fund on January 30, 1995. Mr. Vogt and Ms. Rimel were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by the shareholders. Mr. Harry Woolf retired from the Board effective December 31, 1996. Mr. Charles W. Cole, Jr. has resigned from the Board, effective upon the election of Directors at the Special Meeting, so that 75% of the Board members will be Disinterested persons within the contemplation of Section 15(f) of the 1940 Act. It is the intention of the Board that at least 75% of its members will be such Disinterested persons for at least three years after the Merger.

         The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

         Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

         The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

         A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied. In addition, Maryland General

Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

Information Regarding Nominees

         The following information is provided for each Nominee. It includes his or her name, position with the Fund, length of directorship, age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services to which ICC or an affiliated person of ICC provides investment advisory or administration services (collectively, the "Fund Complex"), number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned. As of [May 31, 1997,] the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of [___%] [less than 1%] of the shares of the Fund.


                                                                                             Shares
                                                                                          Beneficially
                                                                                           Owned as of
  Name and Position                          Business Experience During the Past             May 31,
     with the Fund             Age        Five Years (including all directorships)           1997**            Percentage
----------------------        ----        ----------------------------------------           ----              ----------

Truman T.  Semans*              70     Managing Director, Alex. Brown & Sons            10,987 shares             ***
  Director and Chairman                Incorporated; Director, Investment Company
  of the Board since                   Capital Corp.  (registered investment
  1994                                 advisor).  Formerly, Vice Chairman, Alex.
                                       Brown & Sons Incorporated.  Director of 10
                                       funds in the Fund Complex.

James J.  Cunnane               59     Managing Director, CBC Capital (merchant            __ shares              ***
  Director since 1994                  banking), 1993-Present.  Formerly, Senior        7,016 shares +
                                       Vice President and Chief Financial Officer,
                                       General Dynamics Corporation (defense),
                                       1989-1993; and Director, The Arch Fund
                                       (registered investment company).  Director
                                       of each fund in the Fund Complex

Richard T. Hale*                51     Managing Director, Alex. Brown & Sons           18,113 shares              ***
  Director since 1994                  Incorporated; Director and President,
                                       Investment Company Capital Corp.
                                       (registered investment advisor); Chartered
                                       Financial Analyst.  Director of each fund in
                                       the Fund Complex.

John F.  Kroeger                72     Director/Trustee, AIM Funds (registered              __ shares             ***
  Director since 1994                  investment companies).  Formerly,                    __ shares +
                                       Consultant, Wendell & Stockel Associates,
                                       Inc.  (consulting firm) and General Manager,
                                       Shell Oil Company.  Director of each fund in
                                       the Fund Complex.


                                       -5-


                                                                                             Shares
                                                                                          Beneficially
                                                                                           Owned as of
  Name and Position                          Business Experience During the Past             May 31,
     with the Fund             Age        Five Years (including all directorships)           1997**            Percentage
 -----------------------       ---        ----------------------------------------           ----              ----------

Louis E. Levy                   64     Director, Kimberly-Clark Corporation            1,521 shares ++            ***
  Director since 1994                  (personal consumer products) and                __ shares +
                                       Household International (finance and
                                       banking); Chairman of the Quality Control
                                       Inquiry Committee, American Institute of
                                       Certified Public Accountants.  Formerly,
                                       Trustee, Merrill Lynch Funds for
                                       Institutions, 1991-1993; Adjunct Professor,
                                       Columbia University-Graduate School of
                                       Business, 1991-1992; Partner, KPMG Peat
                                       Marwick, retired 1990.  Director of each
                                       fund in the Fund Complex.

Eugene J.  McDonald             64     President, Duke Management Company              __ shares                  ***
  Director since 1994                  (investments); Executive Vice President,        __ shares +
                                       Duke University (education, research and
                                       health care); Director, Central Carolina
                                       Bank & Trust (banking), Key Funds
                                       (registered investment companies), AMBAC
                                       Treasurers Trust (registered investment
                                       company) and DP Mann Holdings
                                       (insurance). Director of each fund in the
                                       Fund Complex.

Rebecca W.  Rimel               46     President and Chief Executive Officer, The      __ shares                  ***
  Director since 1995                  Pew Charitable Trusts; Director and             __ shares +
                                       Executive Vice President, The Glenmede
                                       Trust Company.  Formerly, Executive
                                       Director, The Pew Charitable Trusts.
                                       Director of 10 funds in the Fund Complex.

Carl W. Vogt, Esq.              61     Senior Partner, Fulbright & Jaworski L.L.P.     __ shares                  ***
  Director since 1996                  (law); Director, Yellow Corporation             873 shares +
                                       (trucking).  Formerly, Chairman and
                                       Member, National Transportation Safety
                                       Board; Director, National Railroad
                                       Passenger Corporation (Amtrak); and
                                       Member, Aviation System Capacity Advisory
                                       Committee (Federal Aviation
                                       Administration). Director of 9 funds in
                                       the Fund Complex.

------------------------
* Denotes an individual who is an "interested person" as defined in the 1940 Act.
** This information has been provided by each Nominee for Director of the Fund.
*** As of May 31, 1997, the Nominees of the Fund as a group beneficially owned an aggregate of _____% of the shares of the Fund.

+ Represents shares not beneficially owned, but held by funds in the Fund Complex as designated by the Nominee pursuant to the Fund Complex's Deferred Compensation Plan.
[++ Mr. Levy disclaims beneficial ownership of these shares as they are held by his wife in trust.]


Compensation of Directors

         Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended May 31, 1997, Disinterested Directors' fees attributable to the assets of the Fund totaled $[5,503]. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown Incorporated or its affiliates ("Alex. Brown") may be considered to have received remuneration indirectly.

         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select various funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

         The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended May 31, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended May 31, 1997 by the Fund Complex is also set forth in the compensation table below.



                                                COMPENSATION TABLE


                                         Aggregate         Pension or Retirement    Total Compensation           Number of Funds
                                       Compensation         Benefits Accrued as       From the Fund               in Fund Complex
                                          Payable              Part of Fund          and Fund Complex           for Which Director
        Name and Position              from the Fund             Expenses          Payable to Directors               Serves
        -----------------              -------------            ----------         --------------------               ------
Truman T. Semans, Director
  and Chairman (1)                    $0                     $0                      $0                                 10
Charles W. Cole, Jr. Director (1)     $0                     $0                      $0                                  8
Richard T. Hale, Director (1)         $0                     $0                      $0                                 12
James J. Cunnane, Director            $657(3)                +                       $39,000                            12
John F. Kroeger, Director             $825(3)                +                       $49,000                            12
Louis E. Levy, Director               $657(3)                +                       $39,000                            12
Eugene J. McDonald, Director          $657(3)                +                       $39,000                            12
Rebecca W. Rimel                      $743(3)                +                       $39,000                            10(4)
Carl W. Vogt                          $753(3)                +                       $39,000                             9(4)
Harry Woolf, Director (2)             $443(3)                +                       $29,250                            12

-----------------
(1) Denotes an individual who is an "interested person" as defined in the 1940 Act. Such individual's service as Director is conditioned upon Federal Reserve Board approval. (See "The New Advisory Agreement" below.)
(2) Retired, effective December 31, 1996
(3) Of the amounts payable to Messrs. Cunnane, Kroeger, Levy, McDonald, Vogt and Woolf, and Ms. Rimel, $657, $0, $0, $657, $753, $443, $743, respectively, was deferred to the Deferred Compensation Plan.
(4) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a Director.
 + The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended May 31, 1997 was $3,765.


         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994 and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996, and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended May 31, 1997.

Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1996, are as follows: Messrs. Cunnane (2), Kroeger (14), Levy (2), McDonald(4), Vogt (1), and Ms. Rimel (1).


Years of Service                   Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------                   -----------------------------------------------------------------

                                   Chairman of Audit Committee                        Other Participants
                                   ---------------------------                        ------------------
6 years                                       $4,900                                        $3,900
7 years                                       $9,800                                        $7,800
8 years                                      $14,700                                        $11,700
9 years                                      $19,600                                        $15,600
10 years or more                             $24,500                                        $19,500


Meetings and Committees of the Board of Directors

         There were four meetings of the Board of Directors held during the fiscal year ended May 31, 1997. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

         The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended May 31, 1997, were Messrs. Kroeger (Chairman), Cunnane, Levy, McDonald, Vogt and Woolf, and Ms. Rimel each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Audit and Compliance Committee until his retirement on December 31, 1996. The Audit and Compliance Committee met four times during the fiscal year ended May 31, 1997. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

         The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended May 31, 1997, were Messrs. McDonald (Chairman), Cunnane, Kroeger, Levy, Vogt and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Nominating Committee until his retirement on December 31, 1996. The Nominating Committee met once during the fiscal year ended May 31, 1997 and all members attended the meeting.

         The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended May 31, 1997, were Messrs. Woolf (Chairman), Cunnane, Kroeger, Levy, McDonald and Vogt, and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Compensation Committee until his retirement on December 31, 1996. Mr. Cunnane became Chairman of the Compensation Committee upon Mr. Woolf's retirement. The Compensation Committee met once during the fiscal year ended May 31, 1997 and all members attended the meeting.

Board Approval of the Election of Directors

         At a meeting of the Board of Directors held June 17, 1997, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

         The Election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.


Proposal 2:   To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

         Investment Company Capital Corp. is the Fund's investment advisor and Alex. Brown Investment Management is the sub-advisor. ICC is an indirect wholly-owned subsidiary of Alex. Brown Incorporated. Alex. Brown & Sons Incorporated owns a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns a 49% limited partnership interest in ABIM. Alex. Brown Incorporated has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation (together with its affiliates "Bankers Trust") under which Alex. Brown Incorporated would merge with and into a subsidiary of Bankers Trust New York Corporation. [As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. Its subsidiary, Bankers Trust Company, is a worldwide merchant bank dedicated to serving the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built from its roots as a trust bank founded in 1903. Bankers Trust Company is one of the nation's largest and most experienced investment managers with approximately $227 billion in assets under management globally.]

         Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund, under which certain regulatory approvals will be necessary. However, after the Merger, it is expected that ICC and ABIM will continue to serve as the Advisors.

         The Advisors do not anticipate any reduction in the quality of services now provided the Fund and do not expect that the Merger will result in any material changes in the business of the Advisors or in the manner in which the Advisors render services to the Fund. Nor do the Advisors anticipate that the Merger or any ancillary transactions will have any adverse effect on their ability to fulfill their respective obligations under the new Investment Advisory Agreement or the new Sub-Advisory Agreement or to operate their business in a manner consistent with past business practice.

The  Investment Advisory Agreements

         In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC (the "New Advisory Agreement") or (ii) interested persons of any such party, unanimously approved the New Advisory Agreement. The form of the New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.

The Current Advisory Agreement

         The current Investment Advisory Agreement between ICC and the Fund, dated as of January 31, 1995 (the "Current Advisory Agreement"), was last approved by the sole shareholder of the Fund on January 30, 1995.

         The Current Advisory Agreement provides that ICC, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio; (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Fund's shareholders, ICC may delegate certain of its duties enumerated above to a sub-advisor.

         The Current Advisory Agreement provides for compensation to ICC calculated daily and paid at the end of each calendar month at the annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, .85% of the next $50 million of the Fund's average daily net assets, .80% of the next $100 million of the Fund's average daily net assets and .70% of the Fund's average daily net assets exceeding $200 million.

         The Current Advisory Agreement provides that ICC will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays or causes to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safe-keeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         The services of ICC are not to be deemed exclusive, and ICC is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. ICC's officers or directors may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or directors of ICC, to the extent permitted by law, and officers and directors of ICC are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         Following the expiration of its initial two-year term, the Current Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         The Current Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of Fund's outstanding voting securities or by ICC, upon sixty days' written notice to the other party. The agreement automatically terminates in the event of its assignment.

         The Current Advisory Agreement obligates ICC, in the performance of its duties under the agreement, to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ICC is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ICC or its officers, directors or employees, or reckless disregard by ICC of its duties under the agreement.

The New Advisory Agreement

         The Board of Directors approved the proposed New Advisory Agreement between the Fund and ICC on June 17, 1997, the form of which is attached as Exhibit A. The form of the proposed New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations.

         The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which ICC would have been entitled, would have been identical to that to which it was entitled under the Current Advisory Agreement.

         The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Advisory Agreement for the Fund and recommended the New Advisory Agreement for approval by the shareholders of the Fund. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

         In evaluating the New Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Fund's Current Advisory Agreement and the New Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.

         The Board was assured on behalf of Alex. Brown and Bankers Trust that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Alex. Brown and Bankers Trust, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Alex. Brown and Bankers Trust are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Alex. Brown and Bankers Trust have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

         The Board also considered the terms of the Merger and the possible effects of the Merger upon the Advisor's organization and upon the ability of the Advisor to provide advisory services to the Fund. The Board considered the skills and capabilities of the Advisor in this regard and the representations of Alex. Brown and Bankers Trust that no material change was planned in the current management or facilities of the Advisor.

         The Board was also informed of the resources of Bankers Trust that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Bankers Trust's experience as advisor and service provider to a family of mutual funds. They also received preliminary information about Bankers Trust's ability to provide other services, including custody.

         The Board also considered the effect on the Fund of ICC becoming an affiliated person of Bankers Trust. In particular, the Board considered the potential impact of banking laws and steps that might be necessary to secure Federal Reserve Board approval of the Merger. In this regard, the Board also considered the likelihood that the Fund will have to engage an independent principal underwriter after the Merger but that Alex. Brown & Sons will continue to be able to provide services to its clients in connection with shareholder accounts with the Fund. The Board also considered the fact that the continued ability of Alex. Brown personnel to serve as Directors or officers of the Fund was subject to Federal Reserve Board approval. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Bankers Trust. For example, absent exemptive relief, the Fund will be prohibited from purchasing securities from Alex. Brown and Bankers Trust in transactions in which Alex. Brown or Bankers Trust acts as a principal. Currently the Fund is prohibited from making such purchases only in those transactions in which Alex. Brown acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Alex. Brown or Bankers Trust is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Alex. Brown is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

         The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of new Advisory Agreements, would be borne by the Advisor.

         After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Advisory Agreement with respect to the Fund and voted to recommend its approval to the shareholders of the Fund.

         In the event that shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, ICC will continue to serve as investment advisor of the Fund pursuant to the terms of the Current Advisory Agreement.

Investment Company Capital Corp.

         ICC is a registered investment advisor that had under management as of May 31, 1997 approximately $_____ billion, including assets of the Fund and the assets of ICC's other clients. ICC is an indirect subsidiary of Alex. Brown Incorporated. The principal address of each is One South Street, Baltimore, Maryland, 21202.

         The following information is provided for each Director and the principal executive officer of ICC.

                    Directors and Principal Executive Officer
                       of Investment Company Capital Corp.


Name and Position
with the Advisor                        Address                                 Principal Occupation
--------------------                    -------                                 --------------------
Charles W. Cole, Jr.                    One South Street                        Managing Director, Alex.
  Chairman                              Baltimore, Maryland 21202               Brown & Sons Incorporated.

Richard T. Hale                         One South Street                        Managing Director, Alex.
  Director and President                Baltimore, Maryland 21202               Brown & Sons Incorporated.

David L. Hopkins                        One South Street                        Managing Director, Alex.
  Director                              Baltimore, Maryland 21202               Brown & Sons Incorporated.

Alvin B. Krongard                       One South Street                        Chairman, Chief Executive
  Director                              Baltimore, Maryland 21202               Officer and Director, Alex.
                                                                                Brown Incorporated.



Margaret-Mary V. Preston                One South Street                        Managing Director, Alex.
  Director                              Baltimore, Maryland 21202               Brown & Sons Incorporated.

Robert F. Price                         One South Street                        Managing Director and
  Director                              Baltimore, Maryland 21202               General Counsel, Alex.
                                                                                Brown & Sons Incorporated.

Mayo A. Shattuck III                    One South Street                        President, Chief Operating
  Director                              Baltimore, Maryland 21202               Officer and Director, Alex.
                                                                                Brown Incorporated.

Truman T. Semans                        One South Street                        Managing Director, Alex.
  Director                              Baltimore, Maryland 21202               Brown & Sons Incorporated.

Beverly L. Wright                       One South Street                        Managing Director and CFO,
  Director                              Baltimore, Maryland 21202               Alex. Brown & Sons
                                                                                Incorporated.

         For the fiscal year ended May 31, 1997, the Fund paid ICC an aggregate fee of $853,103 (net of voluntary fee waivers of $141,648) for advisory services. For such fiscal year, the Fund also paid ICC aggregate fees of $59,840 for transfer agency services and $55,940 for accounting services provided to the Fund. For the fiscal year ended May 31, 1997, the Fund paid Alex. Brown an aggregate distribution fee of $294,233. For such fiscal year, ICC paid ABIM an aggregate fee of $680,636 (net of voluntary fee waivers of $49,796) for sub-advisory services.

         As of ______________ __, 1997, to Fund management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Alex. Brown Incorporated. Mr. Semans, Chairman and a Director of the Fund, beneficially owned ________ shares of Alex. Brown Incorporated. Mr. Cole, a Director of the Fund, beneficially owned __________ shares of Alex. Brown Incorporated. Mr. Hale, a Director of the Fund, beneficially owned 90,470 shares of Alex. Brown Incorporated. Mr. Lee S. Owen, President of the Fund and a Vice President of ABIM, beneficially owned ____________ shares of Alex. Brown Incorporated. Mr. J. Dorsey Brown, III, Executive Vice President of the Fund and Chief Executive Officer of ABIM, beneficially owned __________ shares of Alex. Brown Incorporated. Mr. Bruce E. Behrens, a Vice President of the Fund and a Vice President of ABIM, beneficially owned _________ shares of Alex. Brown Incorporated. Mr. Hobart C. Buppert, II, a Vice President of the Fund and a Vice President of ABIM, beneficially owned _________ shares of Alex. Brown Incorporated. Mr. Edward J. Veilleux, a Vice President of the Fund, beneficially owned _________ shares of Alex. Brown Incorporated.

Other Funds Advised by ICC with Similar Investment Objectives

         ICC acts as advisor to two funds which have investment objectives similar to those of the Fund. (The objectives of the Fund and of the two funds listed below are not identical, particularly with respect to their varying emphasis of the income component of return, and all three differ significantly from each other in their investment policies.) The following table provides comparative information on fees paid to ICC pursuant to advisory agreements in effect for such funds.

                                                                                        Management Fee
                                                              Assets                    (as a percentage of
Fund                                                          (000's)                   average daily net assets)
----                                                          -------                   -------------------------

Flag Investors Value Builder Fund, Inc.  . . . . . . . .      $345,426                  .82%*

Flag Investors Telephone Income Fund . . . . . . . . .        $550,604                  .66% **

----------------
*        Information given for fiscal year ended March 31, 1997.
**       Information given for the fiscal year ended December 31, 1996.

Shareholder Approval of the New Advisory Agreement

         Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF
THE FUND VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT


PROPOSAL 3:   To approve or disapprove a new Sub-Advisory Agreement among the
              Fund, Investment Company Capital Corp. and Alex. Brown
              Investment Management.

         For a description of the Merger, together with the factors considered by the Board in its review and analysis of such Merger, please see Proposal 2 at page _____.

The Current Sub-Advisory Agreement

         The Current Sub-Advisory Agreement among the Fund, ICC and ABIM, dated January 31, 1995 (the "Current Sub-Advisory Agreement"), was last approved by the sole shareholder of the Fund on January 30, 1995.

         The Current Sub-Advisory Agreement provides that ABIM, in return for its fee, will (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors; (d) take, on behalf of the Fund, all actions which appear to ABIM necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio.

         The Current Sub-Advisory Agreement provides for compensation to ABIM from ICC calculated daily and paid at the end of each calendar month, at the annual rate of .75% of the first $50 million of the Fund's average daily net assets, .60% of the next $150 million of the Fund's average daily net assets, and .50% of the Fund's average daily net assets in excess of $200 million.

         The Current Sub-Advisory Agreement provides that ABIM will furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. ABIM will maintain, at its expense and without cost to the Fund, a trading function in order to place orders for the purchase and sale of portfolio securities of the Fund. The Fund assumes and pays or causes to be paid all other expenses of the Fund, including, without limitation: payments to ICC under the Current Advisory Agreement, payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; and shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940
Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         The services of ABIM are not deemed to be exclusive, and ABIM is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. Partners of ABIM may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or partners of ABIM, to the extent permitted by law, and partners of ABIM are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

         Following the expiration of its initial two-year term, the Current Sub-Advisory Agreement continuous in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the outstanding voting securities of the Fund, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

         The Current Sub-Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of Fund's outstanding voting securities or by ABIM, upon sixty days' written notice to the other party. The agreement automatically terminates in the event of its assignment.

         The Current Sub-Advisory Agreement obligates ABIM, in the performance of its duties under the agreement, to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ABIM is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ABIM or its officers, partners or employees, or reckless disregard by ABIM of its duties under the agreement.

The New Sub-Advisory Agreement

         The Board of Directors approved the proposed New Sub-Advisory Agreement among the Fund, ICC and ABIM ("New Sub-Advisory Agreement") on June 17, 1997, the form of which is attached as Exhibit B. The form of the proposed New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ABIM to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations.

         The sub-advisory fee as a percentage of net assets payable by ICC will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the sub-advisory fee to which ABIM would have been entitled would have been identical to that to which it was entitled under the Current Sub-Advisory Agreement.

         The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Sub-Advisory Agreement for the Fund and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. The New Sub-Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Sub-Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

         In evaluating the New Sub-Advisory Agreement, the Board considered substantially the same factors that led it to approve the New Advisory Agreement, particularly the continuity of services. In this regard, the Board took into account that the Fund's Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by ABIM and the fees and expenses are substantially identical.

Alex. Brown Investment Management

         ABIM is a registered investment advisor that had under management as of ____________ ____, 1997, approximately $_____ billion, including assets of the Fund and the assets of ABIM's other clients. ABIM is a limited partnership affiliated with Alex. Brown. Buppert, Behrens & Owen, Inc., a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. Alex. Brown & Sons Incorporated owns a 1% general partnership interest in ABIM and Alex. Brown Incorporated owns the remaining 49% limited partnership interest. The address of each of the foregoing entities is One South Street, Baltimore, Maryland 21202.

         The following information is provided for each general partner and the principal executive officer of ABIM.


Name and Position with ABIM                            Address                           Principal Occupation
---------------------------                            -------                           ---------------------

Buppert, Behrens & Owen, Inc.           One South Street                                         N/A
         General Partner                Baltimore, Maryland 21202

Alex. Brown & Sons Incorporated         One South Street                                         N/A
         General Partner                Baltimore, Maryland 21202

J. Dorsey Brown, III                    One South Street                        Managing Director, Alex. Brown &
         Chief Executive Officer        Baltimore, Maryland 21202               Sons Incorporated

         For the fiscal year ended May 31, 1997, ICC paid ABIM an aggregate fee of $680,636 (net of voluntary fee waivers of $49,796) for sub-advisory services. For such fiscal year, the Fund paid ICC an aggregate fee of $853,103 (net of voluntary fee waivers of $141,648) for advisory services, an aggregate fee of $59,840 for transfer agency services and an aggregate fee of $55,940 for accounting services provided to the Fund. For the fiscal year ended May 31, 1997, the Fund paid Alex. Brown & Sons Incorporated an aggregate distribution fee of $294,233.


         Please refer to Proposal 2 -- "Investment Company Capital Corp." on pages ____ and ____ for information regarding ownership in Alex. Brown Incorporated by Directors and officers of the Fund.

Other Funds with Similar Investment Objectives Sub-Advised by ABIM

         ABIM acts as sub-advisor to two funds which have investment objectives similar to those of the Fund. (The objectives of the Fund and of the two funds listed below are not identical, particularly with respect to their varying emphasis on the income component of return, and all three differ significantly from each other in their investment policies.) The following table provides comparative information on fees paid by ICC to ABIM pursuant to sub-advisory agreements in effect for such funds.

                                                                                              Sub-Advisory Fee
                                                               Size of Fund                 (as a percentage of
Fund                                                              (000's)                average daily net assets)
----                                                              -------                -------------------------
Flag Investors Value Builder Fund, Inc...............              $345,426                        .60%*

Flag Investors Telephone Income Fund, Inc............              $550,604                        .45%**

----------------
*        Information given for fiscal year ended March 31, 1997.
**       Information given for fiscal year ended December 31, 1996.


Shareholder Approval of the New Sub-Advisory Agreement

         Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF
THE FUND VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

                             ADDITIONAL INFORMATION

Directors and Executive Officers

         Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service in such positions, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned as of May 31, 1997, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown & Sons or its affiliates.


                                                                                Business Experience             Shares Beneficially
                                       Position                             During the Past Five Years,             Owned as of
            Name                     With the Fund         Age              including all Directorships             May 31, 1997
            ----                     -------------         ---              ---------------------------             ------------
Truman T. Semans*            Director and Chairman of      70          See "Information Regarding Nominees."             **
                             the Board since 1994

Charles W. Cole, Jr.*        Director since 1996           61          Vice Chairman, Alex. Brown Capital
                                                                       Advisory & Trust Company (registered
                                                                       investment advisor); Chairman, Investment
                                                                       Company Capital Corp.  (registered
                                                                       investment advisor); Director, Provident
                                                                       Bankshares Corporation and Provident Bank
                                                                       of Maryland.  Formerly, President and Chief
                                                                       Executive Officer, Chief Administrative
                                                                       Officer, and Director, First Maryland
                                                                       Bancorp, The First National Bank of
                                                                       Maryland and First Omni Bank; Director,
                                                                       York Bank and Trust Company.

James J. Cunnane             Director since 1994           59          See "Information Regarding Nominees."             **

Richard T. Hale*             Director since 1994           51          See "Information Regarding Nominees."             **

John F. Kroeger              Director since 1994           72          See "Information Regarding Nominees."             **

Louis E. Levy                Director since 1994           64          See "Information Regarding Nominees."             **

Eugene J. McDonald           Director since 1994           64          See "Information Regarding Nominees."             **

Rebecca W. Rimel             Director since 1995           46          See "Information Regarding Nominees."             **

Carl W. Vogt                 Director since 1996           61          See "Information Regarding Nominees."             **

Lee S. Owen                  President since 1994          49          Vice President and Portfolio Manager, Alex.       **
                                                                       Brown Investment Management (registered
                                                                       investment advisor); Vice President and
                                                                       Secretary, Buppert, Behrens & Owen, Inc.
                                                                       (investments) 1987-Present.



                                                                                Business Experience             Shares Beneficially
                                       Position                             During the Past Five Years,             Owned as of
            Name                     With the Fund         Age              including all Directorships             May 31, 1997
            ----                     -------------         ---              ---------------------------             ------------
J. Dorsey Brown, III         Executive Vice President      57          Managing Director, Alex. Brown & Sons             **
                             since 1994                                Incorporated; Currently, Chief Executive
                                                                       Officer and formerly, General Partner, Alex.
                                                                       Brown Investment Management (registered
                                                                       investment advisor).

Hobart C. Buppert, II        Vice President since 1994     50          Vice President and Portfolio Manager, Alex.       **
                                                                       Brown Investment Management (registered
                                                                       investment advisor), 1984-Present;
                                                                       President, Buppert, Behrens & Owen, Inc.
                                                                       (investments), 1987-Present.

Bruce E. Behrens             Vice President since 1994     53          Vice President and Portfolio Manager, Alex.       **
                                                                       Brown Investment Management (registered
                                                                       investment advisor); Vice President and
                                                                       Treasurer, Buppert, Behrens & Owen, Inc.
                                                                       (investments) 1987-Present.

Edward J. Veilleux           Vice President since 1994     53          Principal, Alex. Brown & Sons                     **
                                                                       Incorporated; Vice President, Armata
                                                                       Financial Corp. (registered broker-dealer);
                                                                       Executive Vice President, Investment
                                                                       Company Capital Corp. (registered
                                                                       investment advisor).

Gary V. Fearnow              Vice President since 1994      52         Managing Director, Alex. Brown & Sons
                                                                       Incorporated and Manager, Private Client
                                                                       Marketing, Alex. Brown & Sons
                                                                       Incorporated.

Scott J. Liotta              Vice President since 1996;     32         Manager, Fund Administration, Alex.               **
                             Secretary since 1997                      Brown & Sons Incorporated, July 1996-
                                                                       Present. Formerly, Manager and Foreign
                                                                       Markets Specialist, Putnam Investments Inc.
                                                                       (registered investment companies), April
                                                                       1994-July 1996; Supervisor, Brown Brothers
                                                                       Harriman & Co. (domestic and global
                                                                       custody), August 1991-April 1994.

Joseph A. Finelli            Treasurer since 1995           40         Vice President, Alex. Brown & Sons                **
                                                                       Incorporated and Vice President, Investment
                                                                       Company Capital Corp. (registered
                                                                       investment advisor), September 1995-
                                                                       Present. Formerly, Vice President and
                                                                       Treasurer, The Delaware Group of Funds
                                                                       (registered investment companies) and Vice
                                                                       President, Delaware Management Company
                                                                       Inc. (investments), 1980-1995.



                                                                                Business Experience             Shares Beneficially
                                       Position                             During the Past Five Years,             Owned as of
            Name                     With the Fund         Age              including all Directorships             May 31, 1997
            ----                     -------------         ---              ---------------------------             ------------
Laurie D. Collidge           Assistant Secretary since      31         Asset Management Department, Alex.                **
                             1994                                      Brown & Sons Incorporated, 1991-Present.

--------------------
* Denotes an individual who is an "interested person" as defined in the 1940
  Act.
**[As of May 31, 1997, the Directors and officers of the Fund as a group (17 persons) beneficially owned an aggregate of less than 1% of the shares of the Fund.]

Investment Advisor and Sub-Advisor

         See "Investment Company Capital Corp." on page ___ and "Alex. Brown Investment Management" on page ___ for additional information concerning the Advisors.

Principal Underwriter

         Alex. Brown & Sons, located at One South Street, Baltimore, Maryland 21202, acts as the Fund's principal underwriter.

Portfolio Transactions

         [In the fiscal year ended May 31, 1997 the Fund paid no brokerage commissions to Alex. Brown.]

Independent Accountants

         A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as the independent accountants of the Fund for the fiscal year ending May 31, 1998. [A representative of Coopers & Lybrand L.L.P. will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.]

Beneficial Owners

         To the knowledge of Fund Management, as of the Record Date, the following was a beneficial owner of 5% or more of the outstanding shares of the Fund.

Name and Address          Amount of Beneficial           Percent of Total Shares
                          Ownership                      Outstanding


Submission of Shareholder Proposals

         As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund sixty days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

         Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of all shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposals 2 and 3 (the New Advisory and Sub-Advisory Agreements) requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2 and 3. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

Other Matters

         No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                              By Order of the Directors,


                                              Scott J. Liotta
                                              Vice President and Secretary


Dated:  July ____, 1997

                                                                       Exhibit A

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT


             THIS INVESTMENT ADVISORY AGREEMENT is made as of the_____ day of ______________, 1997 by and between FLAG INVESTORS EQUITY PARTNERS FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor").

             WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

             WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

             WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

             NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

             1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its service as Advisor.

             2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

                      (a) The Fund's Articles of Incorporation, filed with the Secretary of State of Maryland on November 29, 1994 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

                      (b) The Fund's By-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-laws");

                      (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

                      (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on November 30, 1994;

                      (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-86832) and under the 1940 Act as filed with the SEC on November 30, 1994 relating to the shares of the Fund, and all amendments thereto; and

                      (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto are herein called "Prospectus").

             The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

             3. Duties of Investment Advisor. In carrying out its obligations under Section 1 hereof, the Advisor shall:

                      (a) supervise and manage all aspects of the Fund's operations, except for distribution services;

                      (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

                      (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                      (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;

                      (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

                      (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

                      (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;

                      (h) supervise the operations of the Fund's transfer and dividend disbursing agent;

                      (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and

                      (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filing with the SEC and state Blue Sky authorities.

             4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting securities transactions will be to obtain the best price and execution on an overall basis. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers other than Alex. Brown & Sons

Incorporated ("Alex. Brown") who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

             Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

             Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Alex. Brown to execute portfolio transactions for the Fund on a agency basis. The commissions paid to Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other account of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. Alex. Brown and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

             The Fund will not deal with the Advisor or Alex. Brown in any transaction in which the Advisor or Alex. Brown acts as a principal with respect to any part of the Fund's order. If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with the rules of the SEC.

             5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

             6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

                      (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

                      (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                      (c) the provisions of the Articles of Incorporation;

                      (d) the provisions of the By-laws; and

                      (e) any other applicable provisions of Federal and State law.

             7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

                      (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund, for the proper conduct of its affairs.

                      (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution, the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and the expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

             8. Delegation of Responsibilities.

                      (a) Subject to the approval of the Board of Directors including a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 3, hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors, but shall not be responsible for the sub-advisor's performance under the sub-advisory agreement.

                      (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions.

             9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, .85% of the next $50 million of the Fund's average daily net assets,
 .80% of the next $100 million of the Fund's average daily net assets and .70% of the Fund's average daily net assets exceeding $200 million.

                Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

            10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

             11. Term and Renewal. This Agreement shall become effective as of the date hereof and shall continue in force and effect, subject to Section 12 hereof, for two years from the date hereof. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                      (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940
Act); and

                      (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

             12. Termination. This Agreement may be terminated without the payment of any penalty, by the Fund upon vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Advisor, upon sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

             13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the Agreement.

             14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and of the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

             15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective offices as of the day and year first above written.


[SEAL]                              FLAG INVESTORS EQUITY PARTNERS FUND, INC.



Attest:______________________         By:______________________________________




[SEAL]                                 INVESTMENT COMPANY CAPITAL CORP.



Attest:______________________         By:______________________________________

                                                                      Exhibit B

                       FORM OF NEW SUB-ADVISORY AGREEMENT


                  THIS AGREEMENT is made as of the ______ day of ______________, 1997 by and among FLAG INVESTORS EQUITY PARTNERS FUND, INC., a Maryland corporation (the "Fund"), INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), and ALEX. BROWN INVESTMENT MANAGEMENT, a Maryland limited partnership (the "Sub-Advisor").

                  WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

                  NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

                  1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

                  2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

                           (a) The Fund's Articles of Incorporation, filed with the Secretary of State of the State of Maryland on November 29, 1994 and all amendments thereto (such Articles of Incorporation, as presently in effect as they shall from time to time be amended are herein called the "Articles of Incorporation");

                           (b) The Fund's By-laws and all amendments thereto (such By-laws, as presently in effect as they shall from time to time be amended, are herein called the "By-laws");

                           (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

                           (d) The Fund's Notification of Registration Filed Pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on November 30, 1994;

                           (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-86832) and under the 1940 Act as filed with the SEC on November 30, 1994 relating to the shares of the Fund, and all amendments thereto; and

                           (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments are supplements thereto are herein called "Prospectus").

                  The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

                  3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

                           (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

                           (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

                           (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

                           (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

                           (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

                  4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

                  Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

                  Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Alex. Brown & Sons Incorporated ("Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. Alex. Brown and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

                  The Fund will not deal with the Sub-Advisor or Alex. Brown in any transaction in which the Sub-Advisor or Alex. Brown acts as a principal with respect to any part of the Fund's order. If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

                  5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

                  6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

                           (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

                           (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                           (c) the provisions of the Articles of Incorporation;

                           (d) the provisions of the By-laws; and

                           (e) any other applicable provisions of Federal and State law.

                  7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

                           (a) The Sub-Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

                           (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

                           (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commission chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

                  8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: .75% of the first $50 million of the Fund's average daily net assets, .60% of the next $150 million of the Fund's average daily net assets, and .50% of the Fund's average daily net assets in excess of $200 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible.

                  9. Additional Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

                  10. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.

                  11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

                           (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

                           (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

                  12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

                  13. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisory are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

                  14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

                  15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Advisor, of the Advisor and of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202.

                  16. Questions and Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.



Attest:                               FLAG INVESTORS EQUITY PARTNERS FUND, INC.


__________________                    By:______________________________________





Attest:                               INVESTMENT COMPANY CAPITAL CORP.


__________________                    By:______________________________________




Attest:                               ALEX. BROWN INVESTMENT MANAGEMENT
                                           By Alex. Brown & Sons Incorporated,
                                           a General Partner


__________________                    By:______________________________________

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 August 14, 1997

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                  OF FLAG INVESTORS EQUITY PARTNERS FUND, INC.

This proxy is for your use in voting on various matters relating to Flag Investors Equity Partners Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Scott
J. Liotta, I. Alisa Stesch and Laurie D. Collidge and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on August 14, 1997 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

(1)      To consider and act upon a proposal to elect a Board of Directors.

         ___ FOR all the nominees listed below.

         ___ WITHHOLD AUTHORITY to vote for all of the nominees listed below.

         ___ FOR all the nominees listed below except for those whose names have been stricken.

         (Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the name(s) of such nominee(s) below.)

                 Truman T. Semans                   James J. Cunnane
                 Richard T. Hale                    John F. Kroeger
                 Louis E. Levy                      Eugene J. McDonald
                 Rebecca W. Rimel                   Carl W. Vogt

(2) To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

         ___ For                ___ Against                    ___ Abstain

(3) To approve or disapprove a new Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. and Alex. Brown Investment Management.

         ___ For                ___ Against                    ___ Abstain

This proxy will be voted as indicated above. If no indication is made, this proxy will be voted FOR the proposals set forth above. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.


                  Please Date:      -                                          Date:  _______________, 1997

Please print and sign your
name in the space provided to
authorize the voting of your        _____________________________               _________________________________
shares as indicated and return      (Signature of shareholder)                  (Co-owner signature, if any)
promptly. When signing on
behalf of corporation,
partnership, estate, trust
or in any other                     _____________________________               __________________________________
representative capacity,            (Printed name of shareholder)               (Printed name of Co-owner, if any)
please sign your name and
title. For joint accounts,
each joint owner must sign.


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES